UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☒           Soliciting Material Under Rule 14a-12

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Registrant as Specified in Its Charter)

BIGLARI HOLDINGS INC. BIGLARI CAPITAL CORP. THE LION FUND, L.P. SARDAR BIGLARI
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

The following materials were posted by Biglari Holdings Inc. to http://www.enhancecrackerbarrel.com :

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D
(Rule 13d-101)

INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT
TO § 240.13d-1(a) AND AMENDMENTS THERETO FILED PURSUANT TO
§ 240.13d-2(a)

(Amendment No. 5)1

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Issuer)

Common Stock, par value $0.01 per share
(Title of Class of Securities)

22410J106
(CUSIP Number)

Sardar Biglari
Biglari Holdings Inc.
175 East Houston Street, Suite 1300
San Antonio, Texas  78205
(210) 344-3400

with copies to:

STEVEN WOLOSKY, ESQ.
OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP
Park Avenue Tower
65 East 55th Street
New York, New York 10022
(212) 451-2300
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

October 21, 2011
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box ☐.

Note:  Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits.  See § 240.13d-7 for other parties to whom copies are to be sent.

_______________
1              The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Biglari Holdings Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC, OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Indiana
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 2,287,987
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 2,287,987
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,287,987
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.9%
14	TYPE OF REPORTING PERSON CO

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Biglari Capital Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Texas
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 140,100
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 140,100
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 140,100
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.6%
14	TYPE OF REPORTING PERSON CO

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON The Lion Fund, L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 140,100
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 140,100
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 140,100
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.6%
14	TYPE OF REPORTING PERSON PN

CUSIP NO. 22410J106

1	NAME OF REPORTING PERSON Sardar Biglari
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION USA
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 2,287,987
	8	SHARED VOTING POWER -0-
	9	SOLE DISPOSITIVE POWER 2,287,987
	10	SHARED DISPOSITIVE POWER -0-
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,287,987
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.9%
14	TYPE OF REPORTING PERSON IN

CUSIP NO. 22410J106

The following constitutes Amendment No. 5 to the Schedule 13D filed by the undersigned.  Such Schedule 13D is hereby amended as follows:

Item 3.	Source and Amount of Funds or Other Consideration.

Item 3 is hereby amended and restated to read as follows:

The aggregate purchase price of the 2,147,887 Shares owned directly by BH is approximately $97,108,866.  Such Shares were acquired with the working capital of BH (which may include margin loans made by brokerage firms in the ordinary course of business).

The aggregate purchase price of the 140,100 Shares owned directly by the Lion Fund is approximately $6,062,885.  Such Shares were acquired with the working capital of the Lion Fund (which may include margin loans made by brokerage firms in the ordinary course of business).

None of the persons listed on Schedule A of the initial Schedule 13D currently beneficially own any Shares.

Item 4.	Purpose of Transaction.

Item 4 is hereby amended to add the following:

In accordance with the provisions of the Issuer’s Amended and Restated Bylaws, on October 21, 2011, BH supplemented its letter to the Issuer, dated September 1, 2011, nominating Sardar Biglari for election to the Issuer’s Board of Directors at the 2011 annual meeting of shareholders of the Issuer (the “2011 Annual Meeting”), as of October 14, 2011, the record date for the 2011 Annual Meeting.

Item 5.	Interest in Securities of the Issuer.

Items 5(a)-(c) are hereby amended and restated to read as follows:

The aggregate percentage of Shares reported owned by the Reporting Persons is based upon 22,879,895 Shares outstanding, which is the total number of Shares outstanding as of October 4, 2011, as reported in the Issuer’s preliminary proxy statement for the 2011 Annual Meeting, filed with the SEC on October 11, 2011.

As of the close of business on the date hereof, BH owned directly 2,147,887 Shares, constituting approximately 9.3% of the Shares outstanding.  By virtue of the relationships with BH discussed in further detail in Item 2, Sardar Biglari may be deemed to beneficially own the Shares owned by BH.

As of the close of business on the date hereof, the Lion Fund owned directly 140,100 Shares, constituting approximately 0.6% of the Shares outstanding.  By virtue of the relationships with the Lion Fund discussed in further detail in Item 2, each of BCC, BH and Sardar Biglari may be deemed to beneficially own the Shares owned by the Lion Fund.

An aggregate of 2,287,987 Shares, constituting approximately 9.9% of the Shares outstanding, are reported by the Reporting Persons in this statement.

CUSIP NO. 22410J106

Neither Sardar Biglari nor any person set forth on Schedule A to the initial Schedule 13D directly owns any Shares as of the date hereof.

Schedule A annexed hereto lists all transactions in securities of the Issuer by (i) the Reporting Persons and (ii) each of the executive officers and directors of BH since the filing of Amendment No. 4 to the Schedule 13D.  All of such transactions were effected in the open market, unless otherwise noted.

By virtue of his relationships with the other Reporting Persons discussed in further detail in Item 2, Sardar Biglari may be deemed to have the sole power to vote and dispose of the Shares owned directly by BH and the Lion Fund.

Each of the Reporting Persons, as a member of a “group” with the other Reporting Persons for purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the Shares owned by the other Reporting Persons.  The filing of this Schedule 13D shall not be deemed an admission that any of the Reporting Persons is, for purposes of Section 13(d) of the Exchange Act, the beneficial owner of any Shares he or it does not directly own.  Each of the Reporting Persons specifically disclaims beneficial ownership of the Shares reported herein that he or it does not directly own.

Item 6.	Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer.

Item 6 is hereby amended to add the following:

On October 21, 2011, the Reporting Persons entered into a Joint Filing and Solicitation Agreement in which, among other things, (a) on behalf of all of the aforesaid businesses, the Reporting Persons agreed to the joint filing of statements on Schedule 13D with respect to the securities of the Issuer, (b) the Reporting Persons agreed to solicit proxies or written consents for the election of Sardar Biglari to the Board of Directors of the Issuer at the 2011 Annual Meeting, and (c) BH agreed to bear all expenses incurred by any of the Reporting Persons in connection with the activities of the joint filing participants, subject to certain limitations.  A copy of this agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Material to be Filed as Exhibits.

Item 7 is hereby amended to add the following exhibit:

99.1	Joint Filing and Solicitation Agreement, dated October 21, 2011, by and among BH, BCC, the Lion Fund and Sardar Biglari.

CUSIP NO. 22410J106

SIGNATURE

After reasonable inquiry and to the best of his knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

October 21, 2011
(Date)

BIGLARI HOLDINGS INC.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

BIGLARI CAPITAL CORP.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

THE LION FUND, L.P.

By: BIGLARI CAPITAL CORP., its General Partner

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

/s/ Sardar Biglari
SARDAR BIGLARI

CUSIP NO. 22410J106

Schedule A

Transactions in the Securities of the Issuer Since the Filing of Amendment No. 4 to the Schedule 13D

Class of Security	Securities Purchased/(Sold)	Price Per Share ($)	Date of Purchase/Sale

BIGLARI HOLDINGS INC.

Common Stock	150,030	$42.1197	09/27/2011
Common Stock	1,823	$42.0000	10/14/2011

Exhibit 99.1

JOINT FILING AND SOLICITATION AGREEMENT

WHEREAS, Biglari Holdings Inc. (“BH”) and The Lion Fund, L.P. (the “Lion Fund”) each own shares of Common Stock, par value $0.01 per share (the “Shares”), of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”);

WHEREAS, by virtue of the relationships discussed in the Schedule 13D (as defined below), Sardar Biglari may be deemed to beneficially own the Shares owned by BH and Sardar Biglari, BH and Biglari Capital Corp. (“BCC”) may be deemed to beneficially own the Shares owned by the Lion Fund;

WHEREAS, BH has nominated Sardar Biglari to be elected by holders of the Shares to the Board of Directors of the Company (the “Board”) at the 2011 annual meeting of stockholders of the Company, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “2011 Annual Meeting”);

WHEREAS, Sardar Biglari is the Chairman and Chief Executive Officer of BH and BCC; and

WHEREAS, BH, BCC, the Lion Fund, and Sardar Biglari wish to form a group for the purpose of seeking representation on the Board at the 2011 Annual Meeting, and for the purpose of taking all other action necessary or appropriate to achieve the foregoing.

NOW, IT IS AGREED, this 21 day of October, 2011 by the parties hereto:

1.           In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each of the undersigned (collectively, the “Group”) agrees to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto (collectively, the “Schedule 13D”), with respect to the securities of the Company.  Each member of the Group shall be responsible for the accuracy and completeness of his/its own disclosure therein, and is not responsible for the accuracy and completeness of the information concerning the other members, unless such member knows or has reason to know that such information is inaccurate.

2.           So long as this Agreement is in effect, each of the undersigned shall provide written notice to Olshan Grundman Frome Rosenzweig & Wolosky LLP (“Olshan”) of (i) any of their purchases or sales of securities of the Company; or (ii) any securities of the Company over which they acquire or dispose of beneficial ownership.  Notice shall be given no later than 24 hours after each such transaction.

3.           Each of the undersigned agrees to form the Group for the purpose of (i) soliciting proxies or written consents for the election of Sardar Biglari to the Board at the 2011 Annual Meeting, (ii) taking such other actions as the parties deem advisable, and (iii) taking all other action necessary or advisable to achieve the foregoing.

4.           BH shall have the right to pre-approve all expenses incurred in connection with the Group’s activities and agrees to pay directly all such pre-approved expenses.

5.           Each of the undersigned agrees that any SEC filing, press release or stockholder communication proposed to be made or issued by the Group or any member of the Group in connection with the Group’s activities set forth in Section 3 shall be first approved by BH.

                6.           The relationship of the parties hereto shall be limited to carrying on the business of the Group in accordance with the terms of this Agreement.  Such relationship shall be construed and deemed to be for the sole and limited purpose of carrying on such business as described herein.  Nothing herein shall be construed to authorize any party to act as an agent for any other party, or to create a joint venture or partnership, or to constitute an indemnification.  Nothing herein shall restrict any party’s right to purchase or sell securities of the Company, as he/it deems appropriate, in his/its sole discretion, provided that all such sales are made in compliance with all applicable securities laws.

7.           This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

8.           In the event of any dispute arising out of the provisions of this Agreement or their investment in the Company, the parties hereto consent and submit to the exclusive jurisdiction of the Federal and State Courts in the County of New York.

9.           Any party hereto may terminate his/its obligations under this Agreement on 24 hours’ prior written notice to all other parties, with a copy by fax to Steven Wolosky at Olshan, Fax No. (212) 451-2222.

10.           Each party acknowledges that Olshan shall act as counsel for both the Group and BH and its affiliates relating to their investment in the Company.

11.           Each of the undersigned parties hereby agrees that this Agreement shall be filed as an exhibit to the Schedule 13D pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

BIGLARI HOLDINGS INC.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

BIGLARI CAPITAL CORP.

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

THE LION FUND, L.P.

By:	BIGLARI CAPITAL CORP., its general partner

By:	/s/ Sardar Biglari
	Name:	Sardar Biglari
	Title:	Chairman and Chief Executive Officer

/s/ Sardar Biglari
SARDAR BIGLARI

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Biglari Holdings Inc., an Indiana corporation (“Biglari Holdings”), together with the other participants named herein, has made a preliminary filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and accompanying proxy card to be used to solicit votes for the election of a director nominee at the 2011 annual meeting of shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”).

BIGLARI HOLDINGS STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV.  IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, INNISFREE M&A INCORPORATED, TOLL-FREE AT (888) 750-5834, BANKS AND BROKERS CALL COLLECT AT (212) 750-5833.

The participants in this proxy solicitation are Biglari Holdings, Biglari Capital Corp., a Texas corporation (“BCC”), The Lion Fund, L.P., a Delaware limited partnership (the “Lion Fund”), and Sardar Biglari.

As of the date hereof, Biglari Holdings directly owns 2,147,887 shares of Common Stock of the Company.  As of the date hereof, the Lion Fund directly owns 140,100 shares of Common Stock.  Each of BCC, as the general partner of the Lion Fund, and Biglari Holdings, as the parent of BCC, may be deemed to beneficially own the shares of Common Stock directly owned by the Lion Fund.  Mr. Biglari, as the Chairman and Chief Executive Officer of each of BCC and Biglari Holdings, may be deemed to beneficially own the shares of Common Stock directly owned by Biglari Holdings and the Lion Fund.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of the participants in this proxy solicitation is deemed to beneficially own the shares of Common Stock of the Company beneficially owned in the aggregate by the other participants. Each of the participants in this proxy solicitation disclaims beneficial ownership of such shares of Common Stock except to the extent of his or its pecuniary interest therein.